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                                                                 EXHIBIT 10.2.29

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

         The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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Exhibit                                                                Annual Base               Percentage Rent
Number                   Percentage Lease Description                      Rent                     Formula
------            ---------------------------------------------        -----------           ----------------------
10.2.29           Lease Agreement dated as of May 6, 1997              $1,586,700            35.55% of room revenue
                  by and between Sunstone Hotel Investors,                                   up to $371,941, plus
                  L.P. as lessor and Sunstone Hotel Properties,                              60% of room revenue
                  Inc., as lessee, for the Fountain Suites                                   in excess of $371,941
                  located in Sacramento, California.                                         plus 5% of food and
                                                                                             beverage revenue, plus
                                                                                             100% of sublease and
                                                                                             concession revenue and
                                                                                             other net revenues.
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